Exhibit 10.6

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this “Amendment”) is made and entered into as of

November 12, 2025, by and between:

Lender:

NEWLAN PLLC

4400 Buffalo Gap Rd

Abilene, TX 79606

Borrower:

SUN

10 Lily Pond Lane

East Hampton, New York 11937

The Lender and the Borrower are collectively referred to as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Loan Agreement dated November 13, 2024 (the “Loan Agreement”); and

WHEREAS, the Parties desire to amend the Loan Agreement to defer the timing of the first interest payment, while leaving all other terms and conditions unchanged.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

1.	Amendment to Interest and Repayment Terms

Notwithstanding anything to the contrary in the Loan Agreement:

•	The first annual interest payment, originally due on November 13, 2025, is hereby deferred and shall instead be due on November 13, 2026.
•	Interest shall continue to accrue in accordance with Section 3 of the Loan Agreement during the deferral period.
•	All subsequent interest payments shall remain due in accordance with the original repayment schedule set forth in the Loan Agreement.
•	No principal payments are required during the deferral period unless otherwise agreed in writing by the Parties.

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2.	No Waiver

The deferral of the first interest payment pursuant to this Amendment shall not constitute a waiver of any rights of the Lender under the Loan Agreement, and shall not be deemed a default or modification of any other payment obligations.

3.	Ratification

Except as expressly amended hereby, all terms and conditions of the Loan Agreement remain in full force and effect and are hereby ratified and confirmed by the Parties.

4.	Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, consistent with the Loan Agreement.

5.	Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

LENDER:

NEWLAN PLLC

By: /s/ Johnathan Newlan

Name: Johnathan Newlan

CEO

Date: November 12, 2025

BORROWER:

SUN

By: /s/ Michael Ssebugwawo Muyingo

Name: Michael Ssebugwawo Muyingo

CEO

Date: November 12, 2025

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